EXHIBIT 10.11

     Lease between ADVA and Rock Hill Business Technology Center, L.P. dated
                                  May 23, 2001



                                      LEASE

                                 BY AND BETWEEN

                   ROCK HILL BUSINESS TECHNOLOGY CENTER, L.P.,

                                    LANDLORD

                                       AND

      ______________________ADVA International, Inc._______________________

                                     TENANT




                                  May 23, 2001



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                   ROCK HILL BUSINESS TECHNOLOGY CENTER, L.P.

                                      LEASE

         This Lease, is made this 23rd day of May, 2001, by and between Rock Hill Business Technology Center, L.P., ("Landlord"), and ADVA International Inc. ("Tenant").

                                   DATA SHEET

Tenant's          Address:          One Rockefeller Plaza, Suite 1420, New York, NY 10020
                  Telephone:        212-246-9842  Cell: 646-361-4403  Fax: 240-266-6261
                  Federal ID #      _____________

Landlord's        Address:          454 S. Anderson Road, Rock Hill, South Carolina 29730
                  Telephone:        803-329-9700
                  Fax:              803-329-9798

Security Deposit:  $2,979.28

Term:  Three (3) years.

Complex: Rock Hill Business Technology Center, including all buildings, land and improvements thereon located at 454 S. Anderson Road, Rock Hill, South Carolina 29730.

Leased Premises: Suite No. 214 on the 2nd floor of the Rock Hill Business Technology Center as designated on Exhibit "A" attached hereto consisting of approximately 1,336 Net Rentable Square Feet.

Commencement Date: June 8, 2001

Termination Date: May 31, 2004

Base Rent: $1,489.64 per month.

Rent Adjustment Date: June 1st of the second and third year of the lease.

Permitted Use: Administrative and sales office for ADVA International Inc and its subsidiaries.



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THE PARTIES MUTUALLY AGREE AS FOLLOWS:

1. LEASED PREMISES: Landlord leases to Tenant and Tenant leases from Landlord the Leased Premises described in the Data Sheet which is incorporated herein by reference, in the Building described in the Data Sheet upon the terms, covenants and conditions set forth herein and in the Data Sheet. Terms used herein shall have the meanings and definitions set forth on the Data Sheet.

2. TERM: The Lease Term shall be for the Term, commencing on the Commencement Date, and terminating on the Termination Date, all as described in the Data Sheet unless earlier terminated as hereinafter provided. However, should Tenant require a larger space in the Building, this lease may be terminated upon the completion of the following conditions: 1) The execution of a new lease for a larger space in the Building with a term of three or more years. 2) The payment of the required security deposit. 3) Occupancy of the larger new space.

3. RENT: During the Term, Tenant agrees to pay Landlord Rent including but not limited to annual Base Rent as set forth on the Data Sheet. As used herein, "Rent" means the Base Rent, the Adjustment of Base Rent and amounts payable under any Collateral Agreements referred to herein and any and all other sums due to Landlord under this Lease and shall be payable as follows:

         (a) Tenant shall pay Rent to Landlord monthly, in advance, and without demand on the first day of each and every calendar month during the Term and any extensions or renewals hereof at Landlord's address set forth on the Data Sheet, or at such other place as Landlord may from time to time designate in writing. If the Commencement Date occurs on a day other than the first (1st) day of a month, then the first installment of Rent shall be prorated, based on thirty (30) days per month, and such installment so prorated shall be paid in advance.

         (b) If Tenant fails to pay any installment of rent by the fifth (5th) day of the month in which it is due, there shall be paid with such unpaid amount a late charge of five percent (5%) of the installment or amount due and owing under the terms of the Lease.

         (c) Tenant's obligation to pay Rent is an independent covenant and is and shall not be subject to any abatement, deduction, counterclaim, reduction, setoff or defense of any kind whatsoever, except as set forth herein .

         (d) "Net Rentable Square Feet" of the Leased Premises is estimated to be the area set forth in the Data Sheet. The actual "Net Rentable Square Feet" of the Leased Premises shall be determined by Landlord pursuant to the 1996 edition of the BOMA/ANSI Method for Measuring Floor Area in Office Buildings ("BOMA Standard").

         (e) CONSUMER PRICE INDEX: The Base Rent shall be increased on the Rent Adjustment Date of each year ("Adjustment of Base Rent") if the Consumer Price Index-U.S. City Average-All Urban Consumers (Index), as published by the United States Department of Labor's Bureau of Labor Statistics, has increased over the Base Period Index. The "Base Period Index" shall be the Index for the calendar month which is four months prior to Commencement Date. The Base Period Index shall be compared with the Index for the same calendar month for each subsequent year (the "Comparison Index"). If the Comparison Index is higher than the Base Period Index, then the Base Rent for the next year shall be increased by the percentage difference between the Comparison Index and the Base Period Index commencing on the Rent Adjustment Date. In no event shall the Base Rent be decreased.

4. SECURITY DEPOSIT. Tenant has deposited with Landlord, the Security Deposit set forth in the Data Sheet as security for the full and faithful performance of every provision of the Lease. If an Event of Default shall occur with respect to any provision of this Lease, including, but not limited to the provisions


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relating to the payment of Rent, Landlord may use, apply, or retain all or any part of the Security Deposit for the payment of any Rent or any other sum in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of such Event of Default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of such Event of Default . If any portion of the Security Deposit is so used or applied, Tenant shall within fifteen (15) days after written demand therefore deposit with Landlord an amount sufficient to restore the Security Deposit to the amount required by this Lease. Tenant's failure to do so shall be a material breach of this Lease. Any interest or income earned on the Security Deposit shall accrue to Landlord and shall not be returned with the Security Deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it as and when required by the Lease, the Security Deposit or any balance thereof shall be returned to Tenant after the Termination Date and upon Tenant's termination of possession of the Leased Premises. Should Base Rent increase for any reason Tenant shall deposit with Landlord a sum sufficient that the Security Deposit equals one month's Base Rent.

If Tenant has rendered all rent payments on or before the 5th day of each month during the first twelve months of the lease term, Landlord will, with Tenant's written approval, apply one half of the security deposit to the rent due during the thirteenth month of the lease term.

5. COLLATERAL AGREEMENTS: Tenant agrees to pay all fees and charges incurred under any separate written agreement with Landlord, including but not limited to the Business Technology Center Services Agreement and any other (of which none exist as of the date of this Lease) agreements concerning the provision of services such as, but not limited to, telephone, photocopier and conference room services (collectively, the "Collateral Agreements"), each of which are made a part of this Lease. Tenant specifically understands that failure to pay for any services or other benefits provided under any Collateral Agreement when due thereunder and the failure to make such payment within ten (10) days after written notice of such failure to pay is delivered to Tenant will be an Event of Default under this Lease.

6. ACCEPTANCE OF LEASED PREMISES AND BUILDING BY TENANT: The taking of possession of the Leased Premises by Tenant shall be conclusive evidence of Tenant's acceptance of (a) the Leased Premises as complying with this Lease and suitable for the purposes for which the same are leased; and (b) the Building and each and every part and appurtenance thereof as being in a good and satisfactory condition and complying with this Lease.

7. USE AND OCCUPANCY OF LEASED PREMISES: Tenant shall use and occupy the Leased Premises for the Permitted Use set forth on the Data Sheet, and for no other purpose whatsoever. Tenant shall not occupy or use, or permit any portion of the Leased Premises to be occupied or used, for any business or purpose that is unlawful, disreputable or extra-hazardous on account of fire or otherwise, or permit anything to be done that could in any way increase the rate or result in the denial or reduction of fire, liability or any other insurance coverage on the Building or the Complex and/or its contents. If, by reason of Tenant's acts or conduct of business, there shall be an increase in the rate of insurance on the Building or the Complex or their contents, then without waiving the provisions of this Section, Tenant shall pay such increase to Landlord immediately upon demand as additional Rent. Tenant shall not make or permit any noise or odor that is objectionable to the public, to other occupants of the Building, or to Landlord, to emanate from the Leased Premises and shall not create or maintain a nuisance thereon and shall not disturb, solicit, or harass any occupant. Tenant shall not use Landlord's name or the name of the Building or Complex in any advertising or other publication except as a means of identifying Tenant's address.

8. LAWS AND REGULATIONS: Tenant shall comply with all laws, ordinances, rules and regulations of any state, federal, municipal, or other government or governmental agency ("Governmental Authority") having jurisdiction over the Leased Premises that relate to the use, condition, or occupancy of the Leased Premises and the conduct of Tenant's business thereon. The rules and regulations


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attached hereto and marked Exhibit B, as well as rules and regulations as may be hereafter adopted by Landlord for the safety, care, cleanliness and use of the Leased Premises and the Complex and the preservation of good order thereon, are hereby expressly made a part hereof, and Tenant agrees to obey all such rules and regulations. Tenant in so doing agrees to hold Landlord harmless from any loss, cost, damage or penalty from Tenant's noncompliance therewith.

9. USE OF COMMON AREAS: Tenant shall have the nonexclusive use, in common with others entitled to use the same, of the parking areas, access facilities, loading docks, walkways, stairways, elevators, hallways, lobbies, and public restrooms of the Building if any are provided by Landlord subject to such rules and regulations which Landlord may impose.

10. WASTE: Tenant shall make reasonable efforts to conserve heat, air conditioning, water, and electricity and shall use due care in the use of the Leased Premises and of the Common Areas, and, without qualifying the foregoing, shall not neglect or misuse water fixtures, electric lights, and heating and air conditioning apparatus. Tenant agrees to abide by all governmental regulations applying to conservation of energy by complying with any and all thermostatic setting guidelines. Tenant in so doing agrees to hold Landlord harmless from any loss, cost, damage, or penalty from Tenant's noncompliance therewith.

11. MAINTENANCE AND REPAIRS: Landlord shall make all necessary repairs to the outer walls, roof, downspouts, gutters and basic structural elements, building systems and common areas of the Building. Landlord may decorate, make repairs, construct alternations, additions, changes or improvements whether structural or otherwise in and about the Building or the Complex, or any part thereof, and for such purposes may enter upon the Leased Premises and, during the continuance of any such work, temporarily close doors, entryways, public space and corridors in the Building, interrupt or temporarily suspend building services and facilities and change the arrangement and location of entrances, passageways, doors and doorways, corridors, elevators, stairs, toilets, or other public parts of the building, provided that in no such event shall the Tenant's continued operation of its business in the Leased Premises be unreasonably interrupted and provided that nothing set forth above shall unreasonably interrupt Tenant's access to the Leased Premises. Tenant will, at its sole cost and expense, keep and maintain the Leasehold Improvements in the condition that existed on the date the Leased Premises was first occupied by Tenant and in properly functioning, safe, orderly and sanitary condition, will make all necessary replacements thereto, will suffer no waste or injury thereto, and will at the expiration or other termination of the Term of this Lease, surrender the same with all improvements in the same order and condition in which they were on the Commencement Date, or in the condition as the Leased Premises may be improved after the Commencement Date, ordinary wear and tear and casualty damage excepted. Tenant shall repair or replace, at Tenant's cost and expense, any damage done to the Leased Premises, the Building, the Complex, or any part thereof, caused by Tenant or Tenant's agents, employees, invitees, or visitors, and restore the same to the condition it was in prior to such damage. All repairs and replacements shall be effected in compliance with all building and fire codes and other applicable laws and regulations. If Tenant fails to make such repairs or replacements promptly, Landlord may, at its option, make the repairs or replacements, and Tenant shall pay the cost thereof including but not limited to a charge for Landlord's overhead to Landlord immediately on demand as part of the Rent due hereunder. Any repairs required to be made by Tenant shall be performed only by contractor(s) designated or approved by Landlord and only upon the prior written approval of Landlord as to the work to be performed and materials to be furnished in connection therewith. Further, in Landlord's sole discretion, Landlord may perform the work to be done by Tenant under this paragraph with contractors of Landlord's choosing and Tenant shall reimburse Landlord for the cost thereof or at Landlord's direction pay such contractors directly and immediately upon demand. Failure of Landlord to strictly enforce or perform the terms hereof shall not constitute a waiver of any of the provisions hereof.

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12. ALTERATIONS AND IMPROVEMENTS BY TENANT: Tenant shall not make any alterations, additions, or improvements to the Leased Premises ("Alterations") without the prior written consent of Landlord which will not be unreasonably withheld, conditioned or delayed. All Alterations consented to by Landlord and performed at the direction of Tenant shall be subject to requirements contained in this Lease and any other reasonable conditions imposed by Landlord, including, but not limited to, Landlord approval of all contractors and subcontractors, the guarantee of Tenant's obligation to pay for such Alterations, and the rights of other tenants of the Complex. Prior to the beginning of any construction on the Leased Premises, Tenant expressly agrees
(a) to submit all plans, blueprints or other specifications, including but not limited to, interior decorating schemes, for the construction of improvements on the Leased Premises to Landlord for approval, Landlord expressly reserving the right to review, modify or reject any proposed improvement or plan for construction; and (b) to obtain and deliver to Landlord such security against mechanic's liens as Landlord shall reasonably request. Regardless of whether Landlord' consent is required or obtained hereunder: (i) all Alterations shall be made in accordance with applicable laws, codes and insurance guidelines, and shall be performed in a good and workmanlike manner, (ii) if the construction or installation of Tenant's alterations or fixtures causes any labor disturbance, Tenant shall immediately take any action necessary to end such labor disturbance, and (iii) Tenant shall furnish to Landlord as-built plans in such format as Landlord may reasonably require.

All Alterations made by Tenant or at its direction, shall, at Landlord's option, become the property of Landlord at the expiration or termination of this Lease. Landlord reserves the express right to require Tenant at the expiration or termination of this Lease to remove any Alterations made to the Leased Premises and to require Tenant to repair and return the Leased Premises to its original condition existing on the day prior to the execution of this Lease. If Tenant fails to return the Leased Premises to its original condition upon request by Landlord, Landlord may collect from Tenant an amount equal to the costs necessary to return the Leased Premises to its original condition, including but not limited to a reasonable charge for Landlord's overhead. In any event, Landlord may in its sole discretion remove any Alterations at the expiration or termination of this Lease and Tenant hereby agrees to pay Landlord for the cost thereof including but not limited to a charge for Landlord's overhead.

All trade fixtures, movable equipment, or furniture owned by Tenant and installed on or in the Leased Premises by Tenant shall be removed by Tenant upon termination of this Lease at Tenant's sole cost and expense. Any such trade fixture not removed at or prior to the termination of this Lease shall become the property of Landlord and may be disposed of as Landlord's determines, and Tenant agrees to pay immediately upon demand all costs and expenses of such disposition.

Notwithstanding anything set forth herein above, Tenant may, without notice to Landlord and without having to furnish to Landlord any as built plans as is contemplated hereinabove, make interior alterations or improvements to the Leased Premises of a strictly aesthetic or cosmetic nature or minor non-structural, interior alterations or improvements which cost less than $5,000.00, provided such changes do not encompass electrical, mechanical, plumbing or structural work. Tenant shall have the further right to make non-structural interior alterations, improvements or additions to the Leased Premises without Landlord's consent (but only upon prior written notice to Landlord describing with reasonable detail the work to be performed) if the cost of such work is less than $10,000.00, provided that such changes do not encompass electrical, mechanical, plumbing or structural work.

13. MECHANIC'S LIENS: Tenant shall not permit any mechanic's lien or other liens to be placed upon the Leased Premises or the Building, the Leasehold Improvements thereon or the Complex during the term hereof caused by or resulting from any work performed, materials furnished, or obligation incurred by or at the request of Tenant, and nothing contained in this Lease shall be deemed as constituting the consent or request of Landlord, express or implied, to any contractor, subcontractor, laborer, or material man for the performance of any labor or the furnishing of any materials for any specific improvement, alteration, or repair to the Leased Premises, or any part thereof, nor as giving


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Tenant any authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to the filing of any mechanic's or other liens against the Leased Premises or the Building. If a lien is filed upon the Leased Premises or the Building, Tenant shall cause the same to be discharged of record within thirty (30) days after filing of same. If Tenant shall fail to discharge such mechanic's lien within such period, then, in addition to any other right or remedy of Landlord, Landlord may discharge the same, either by paying the amount claimed to be due, or by procuring the discharge of such lien by deposit in court or bonding. Any amount paid by Landlord for any of the aforesaid purposes, or for the satisfaction of any other lien not caused by Landlord, with interest thereon at the maximum lawful rate provided from the date of payment, shall be paid by Tenant to Landlord immediately on demand as Rent.

14. SERVICES TO BE FURNISHED BY LANDLORD: During business days and hours as established by Landlord from time to time, Landlord shall furnish, at Landlord's expense, adequate water, electrical, escalator and elevator service and heat and air conditioning during such seasons of the year when such services are normally furnished and in amounts normally furnished to comparable office buildings in the immediate vicinity in which the Building is located for Tenant's normal use and occupancy of the Leased Premises as general offices. Landlord, at Landlord's expense, shall provide daily evening cleaning and janitorial service to the Premises, Saturdays, Sundays and holidays excluded. Landlord shall provide access to electric service in accordance with Landlord's building standard service in effect from time to time, and Tenant shall comply with such regulations. If however, through no fault of the Tenant, services or utilities are continuously interrupted, continuously suspended or unavailable for three consecutive business days, and such is within the Landlords direct and reasonable control, then Tenant may abate rent starting the fourth business day until such service or utility is restored. Tenant shall make reasonable efforts to conserve heat, air conditioning, water and electricity and shall use due care in the use of the Leased Premises and of the public areas in the Project. All thermostats within the Premises shall be under the sole control of Landlord.

Water, gas, electrical, and sewer services included in the foregoing Building services will be provided through available public utilities. Should any of Tenant's office equipment or machinery breakdown, be damaged, or for any cause cease to function properly or should Tenant suffer any loss or damages as a result of the cessation, malfunction, fluctuation, variation, interruption, or breakdown of services or equipment in the Complex, Tenant shall have no claim against Landlord or for rebate of Rent or any damages including, but not limited to, incidental or consequential damages.

Tenant will not, without the written consent of Landlord, use any apparatus or device in the Leased Premises which will in any way increase the amount of electricity or water usually furnished or supplied for use of the Leased Premises; nor connect with electrical current, except through existing electrical outlets in the Leased Premises, and apparatus or device, for the purpose of using electrical current or water. If Tenant shall require electrical current in excess of the amount usually furnished or supplied for use of the Leased Premises, Tenant shall first procure the written consent of Landlord to the use thereof and Landlord may cause a meter measuring electric current consumed for any such other use to be installed. The cost of any such meters and of installation, maintenance, and repair thereof shall be paid for by Tenant as directed by Landlord and Tenant agrees at Landlord's option to either pay the appropriate utility directly for said excess usage or to pay to Landlord promptly the rates charged for such services by the local public authority, or the local public utility as the case may be, furnishing the same, plus any additional expense incurred in keeping account of the excess water and electric current so consumed.

15. TIME OF POSSESSION AND OCCUPANCY OF LEASED PREMISES: Landlord will use its best efforts to deliver the possession of the Leased Premises to Tenant on the Commencement Date with such building construction, operation, repairing, or remodeling complete, except that unless the delay in Tenant's occupancy is


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caused by Tenant or the result of delay in completing the Leasehold Improvements is attributable to Tenant's action or inaction. Base Rent hereunder shall be abated until the Leased Premises shall, on Landlord's part, be ready for occupancy by Tenant, this Lease remaining in all things in full force and effect and the Lease Term shall not thereby be extended.

16. HOLDING OVER: If after expiration or other termination of this Lease, Tenant holds over with or without the prior written consent of Landlord, such tenancy shall be from month to month and Tenant shall, throughout the entire holdover period, pay rent equal to the greater of two (2) times the Base Rent, with such adjustments to Base Rent as would have otherwise have been effect if the Lease Term had continued during the holding over period, plus all other amounts that would otherwise have been payable hereunder had the Term continued through the period of such holding over by Tenant; provided, however, that Landlord's acceptance of any such payment shall not constitute nor imply any consent by Landlord to any such holding over by Tenant or any extension of the Lease Term or prevent Landlord from exercising any remedy provided herein. In the event of any unauthorized holding over, Tenant shall indemnify, defend and hold Landlord harmless from and against all claims for damages (and reimburse Landlord upon demand for any sums paid in settlement of any such claims) by any other tenant or prospective tenant to whom Landlord may have leased all or any part of the Leased Premises effective before or after the expiration of the Lease Term and by any broker claiming any commission or fee in respect to any such lease or offer of lease.

17.      EVENTS OF DEFAULT:

         (a) The following events shall be Events of Default by Tenant under this Lease:

                  (i) Tenant fails or refuses to pay any installment of Rent or other sum of money payable under this Lease or any Collateral Agreement when due, and such failure to pay shall continue for more than ten (10) days after Tenant's receipt of written notice of such failure to pay. However, Landlord shall not be required to provide notice to the Tenant of such failure to remedy the same not more than twice in any twelve (12) consecutive monthly period prior to such failure or refusal constituting an Event of Default hereunder;

                  (ii) Tenant fails or refuses to comply with any term, provision, or covenant of this Lease, other than the payment of Rent, or any term, provision, or covenant of any other Lease between Landlord and Tenant or any Collateral Agreement, and Tenant shall not cure such failure or refusal within thirty (30) days after written notice thereof from Landlord to Tenant.

                  (iii) Tenant shall file or have filed against it or any guarantor of this Lease any bankruptcy or other creditor's action, or make an assignment for the benefit of its creditors.

         (b) If an Event of Default occurs, Landlord shall have the right to pursue any one or more of the following remedies in addition to all other rights or remedies provided herein or at law or in equity:

                  (i) Landlord may terminate this Lease or, without terminating this Lease, terminate Tenant's right of possession and, in either case, forthwith repossess the Leased Premises ("Repossession") by forcible entry and detainer suit or otherwise without liability for trespass or conversion. From time to time after Repossession of the Leased Premises, whether or not this Lease has been terminated, Landlord may, but shall not be obligated to, attempt to relet the Leased Premises for the account of Tenant in the name of Landlord or


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                  otherwise, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the Term) and for such terms (which may include concessions or free rent) and for such uses as Landlord, in its uncontrolled discretion, may determine, and may collect and receive the rent therefor. For the purpose of reletting, Landlord is authorized to decorate or to make any repairs, changes, alterations, or additions in or to the Leased Premises that may be necessary or convenient. Tenant shall be responsible for all costs and expenses related to or arising from any alterations or decorating and all costs of reletting the Premises including Landlord's overhead. Any rent received shall be applied against Tenant's obligations hereunder, but Landlord shall not be responsible or liable for any failure to collect any rent due upon any such reletting.

                  Tenant agrees that Landlord may file suit to recover any sums falling due under the terms of this subparagraph from time to time; and that no delivery or recovery of any portion due Landlord hereunder shall be a defense in any action to recover any amount not theretofore reduced to judgment in favor of Landlord, nor shall such reletting, be construed as an election on the part of Landlord to terminate this Lease unless a written notice of such intention be given to Tenant by Landlord. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous default. Landlord shall have the right to relet the Leased Premises to a third party without waiving any right to claim against Tenant and without incurring any obligation to pay over to Tenant any amounts collected pursuant to re-rental.

                  (ii) To use any security deposit and/or any advance rent applicable to any time period after the occurrence of the Event of Default and any sums which would then or thereafter otherwise be due from Landlord to Tenant to offset any rents, damages, or other sums of money owed by Tenant.

                  No termination of this Lease and no Repossession of the Leased Premises shall relieve Tenant of its liabilities and obligations under this Lease, of all of which shall survive any such termination or Repossession. In the event of any such termination or Repossession, whether or not the Leased Premises shall have been relet, Tenant shall pay to Landlord the Base Rent and other sums and charges to be paid by Tenant up to the time of such termination or Repossession, and thereafter Tenant, until the end of what would have been the Term in the absence of such termination or Repossession, shall pay to Landlord, as and for liquidated and agreed current damages for Tenant's default, the equivalent of the amount of the Base Rent and such other sums and charges which would be payable under this Lease by Tenant if this Lease were still in effect, less the net proceeds, if any, of any reletting effected pursuant hereto after deducting all of Landlord's expenses in connection with such reletting, including, without limitation, all repossession costs, brokerage and management commissions, operating expenses, legal expenses, attorneys' fees, alteration costs, and expenses of preparation for such reletting. Tenant shall pay such current damages to Landlord monthly on the days on which the Base Rent would have been payable under this Lease if this Lease were still in effect, and Landlord shall be entitled to recover the same from Tenant on each such day.

                  At any time after such termination or Repossession, whether or not Landlord shall have collected any current damages as aforesaid, Landlord shall be entitled to recover from Tenant, and Tenant shall pay to Landlord on demand, as and for liquidated and agreed final damages for Tenant's default the following:

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                           An amount equal to the then present value of the
                           excess of the Base Rent and other sums or charges reserved under this Lease from the day of such termination or Repossession for what would be the then unexpired term if the same had remained in effect, over the amount of rent Tenant demonstrates that Landlord could in all likelihood actually collect for the Leased Premises for the same period, said present value to be arrived at on the basis of a discount of four percent (4%) per annum.

                  In addition to all other remedies of Landlord, Landlord shall be entitled to reimbursement upon demand of all reasonable attorneys fees incurred by Landlord in connection with any Event of Default. Despite anything to the contrary set forth in this Lease, Landlord shall use commercially reasonable efforts to mitigate its damages.

18. NO IMPLIED WAIVER: No waiver by either party of any breach of any agreement herein contained shall operate as a waiver of such agreement itself, or of any subsequent breach thereof. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installments of rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent nor shall any endorsement or statement on any check or letter accompanying a check for payment of rent be deemed an accord and satisfaction, nor shall acceptance of rent with knowledge of breach constitute a waiver of the breach, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent, to terminate this Lease, to Repossess the Leased Premises or to pursue any other remedy provided in this Lease. No re-entry by Landlord, and no acceptance by Landlord of keys from Tenant, shall be considered an acceptance of a surrender of the Lease.

19. HAZARDOUS MATERIALS: Tenant shall not permit the use, generation, release, manufacture, refining, production, processing, storage, or disposal of any Hazardous Substances on, under, or about the Leased Premises, or the transportation to or from the Leased Premises of any Hazardous Substance.

For purposes of this Lease, "Hazardous Substance" means any substance designated pursuant to the Clean Water Act, Title 33 U.S.C. 1321; any substance designated a hazardous substance pursuant to Section 311 of the Federal Water Pollution Control Act, Title 33 U.S.C. 1317; defined as a hazardous waste pursuant to
Section 1004 of the Federal Resource Conservation and Recovery Act Title 42 U.S.C. 6901; any element, compound, mixture, solution, or substance designated pursuant to the Comprehensive Environmental Response, Compensation and Liability Act, Title 42 U.S.C. 9602; any hazardous waste having the characteristics identified under or listed pursuant to the Solid Waste Disposal Act, Title 42 U.S.C. 1317; any hazardous air pollutant listed under Section 112 of the Clean Air Act, Title 42 U.S.C. 7412; any imminently hazardous chemical substance or mixture with respect to which the Administrator of the Environmental Protection Agency has taken action pursuant to Section 7 of the Toxic Substances Control Act, Title 15 U.S.C. 2606; and, any "Hazardous Substance," "Hazardous Material," "Hazardous Waste," "Pollutant," or "Contaminant," as defined by the statutes, laws, rules and regulations of the state in which the Leased Premises is located. The term also includes, but is not limited to, polychlorinated biphenyl, asbestos, urea formaldehyde, petroleum or related substances.

Tenant shall, at Tenant's own expense, comply with all laws regulating the use, generation, storage, transportation, or disposal of Hazardous Substances ("Environmental Laws"), and promptly provide any and all information regarding the use, generation, storage, transportation, or disposal of Hazardous Substances that is required by Landlord.

Tenant shall indemnify, defend, and hold harmless the Landlord, the manager of the property, and their respective officers, directors, beneficiaries, shareholders, partners, agents, and employees from all fines, suits, procedures, claims, and actions of every kind, and all costs associated therewith (including


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

attorneys' fee and consultant's fees) arising out of or in any way connected with any deposit, spill, discharge, or other release of Hazardous Substances that occurs during the term of this Lease which arises at any time from Tenant's use or occupancy of the Leased Premises, or from Tenant's failure to provide all information, make all submissions, and take all steps required under the Environmental Laws.

Tenant's obligations and liabilities under this paragraph shall survive the expiration or other termination of this Lease.

20. INSURANCE: Tenant agrees to maintain at its sole expense, at all times during the term of this Lease:

         (a) Fire and extended coverage insurance on all of its Leasehold Improvements, personal property, trade fixtures, equipment, and inventory located in or on the Leased Premises and on all Alterations made by Tenant. Such insurance policy or policies shall be maintained with companies licensed to transact business in the state of South Carolina, in amounts equal to 100% of the insurable replacement value thereof, Landlord shall be named as a loss payee on all such policies.

         (b) Commercial liability insurance providing coverage on an "occurrence" rather than a "claims made" basis, which policy shall include coverage for Bodily Injury, Property Damage, Personal Injury, Contractual Liability (applying to this Lease), and Independent Contractors, in current Insurance Services Office form or other form which provides coverage at least as broad for the benefit of Landlord and Tenant. Such coverage shall be in the minimum amount of not less than Five Million Dollars ($5,000,000) Combined Single Limit, such limit to be for any greater amount as may be reasonably indicated by circumstances from time to time existing. Tenant shall furnish Landlord with a certificate of such policy at least fifteen (15) days prior to taking possession and whenever required shall satisfy Landlord that such policy is in full force and effect. Such policy shall name Landlord as an additional insured and shall be primary and noncontributing with any insurance carried by Landlord. The policy shall further provide that it shall not be canceled or altered without thirty (30) days prior written notice to Landlord.

21. RELEASE FROM LIABILITY; INDEMNITY: Landlord shall not be liable to Tenant, or to its officers, employees, agents, customers, or invitees, for any claims, causes of action, losses, expenses, court costs or attorneys' fees arising from any damage to person or property caused by or occurring in, on, or about the Complex and appurtenances thereof except to the extent caused by the negligent act or intentional misconduct of the Landlord, its agents or employees. Tenant agrees to indemnify and hold Landlord harmless from and against all claims, causes of action, losses, expenses, court costs or attorney's fees arising from injury, death, or property loss or damage occurring in the Leased Premises, or from any negligent act or omission of Tenants or its officers, employees, agents, customers, or invitees or otherwise arising by, through, or under the Lease, except to the extent caused by the negligent act or intentional misconduct of Landlord, its agents or employees. Tenant shall engage an attorney which is acceptable to Landlord, in its sole discretion, to appear in and/or defend any action, claim suit or proceeding related to or arising from the matters enumerated in the previous sentences which names Landlord as a party. The provisions of this Section shall survive any termination or expiration of this Lease.

22. WAIVER OF SUBROGATION: Anything in this Lease to the contrary notwithstanding, Landlord and Tenant each hereby waives all rights of recovery, claim, action, or cause of action, against the other, their agents, officers, or employees, for any loss or damage that may occur to the Leased Premises, any Leasehold Improvements, the Building or the Complex of which the Leased Premises are a part, by reason of fire, the elements, or any other cause which is insured against under the terms of standard fire and extended coverage insurance policies referred to in this Section or is otherwise insured against under an insurance policy maintained by the party suffering such loss or damage,


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

regardless of cause or origin, including any negligence of the other party hereto and/or its agents, officers, or employees, and each party covenants that no insurer shall hold any right of subrogation against such other party. Each party hereto agrees to give immediately to any insurer that has issued to it policies of fire and extended coverage insurance written notice of the mutual waiver contained in this provision and to have such policies endorsed, if necessary, to prevent the invalidation of insurance coverage by reason of such mutual waiver.

23. LOSS OR DAMAGE TO PROPERTY: All personal property belonging to Tenant or to any other person located in or about said Leased Premises or the Building shall be there at the sole risk of Tenant or such other person, and neither Landlord nor Landlord's agent or employees shall be liable for the theft or misappropriation thereof, nor for any damage or injury thereof, nor for death or injury of Tenant, or any other person or damage to property caused by water, snow, frost, steam, heat, cold, dampness, falling plaster, explosions, sewers or sewage, gas, odors, noise, the bursting or leaking of pipes, plumbing, electrical wiring, and equipment and fixtures of all kinds, or by any act or negligent act of other tenants or occupants of the Building, or of any other person unless such damage, injury or death is caused by the intentional misconduct of Landlord, its agents or employees.

24. FIRE OR OTHER CASUALTY: If the Leased Premises or the Building shall be damaged by fire or other cause, Landlord shall at its option either (a) undertake to restore such damage with all due diligence, or (b) in the event the Leased Premises or the Building are damaged by fire or other cause to such extent that damage cannot, in Landlord's sole judgment, be economically repaired within 90 days after the date of such damage (taking into account the time necessary to effectuate a satisfactory settlement with any insurance company and using normal construction methods without overtime or other premium), terminate this Lease, by notice given to Tenant within 60 days after the date of the damage. Any termination hereunder by reason of damage to the Premises shall be effective as of the date of the damage. Any termination by reason of damage to the Building but not the Leased Premises shall be effective as of the date notice is given. Such work shall not exceed the scope of the work done by Landlord in originally constructing the Complex and installing building standard items in the Leased Premises, nor shall Landlord in any event be required to spend for such work an amount in excess of the insurance proceeds actually received by Landlord as a result of the fire or other casualty. Tenant agrees that promptly after completion of such work by Landlord, Tenant will proceed with reasonable diligence and at Tenant's sole cost and expense to restore, repair and replace the Leasehold Improvements and all Alterations, fixtures and equipment installed by Tenant. Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage or the repair thereof, except that, subject to the provisions of the next sentence, Landlord shall allow Tenant a pro rata diminution of Base Rent during the time the Leased Premises are unfit for occupancy equal to the proportion that the Leased Premises unfit for occupancy bears to the entire Leased Premises. If the Leased Premises or any other portion of the Complex be damaged by fire or other casualty resulting from the fault or negligence of Tenant or any of Tenant's agents, employees, or invitees, the rent hereunder shall not be diminished during the repair of such damage, and Tenant shall be liable to Landlord for the cost and expense of the repair and restoration of the Complex caused thereby to the extent such cost and expense is not covered by insurance proceeds. Tenant shall use proceeds from insurance carried by Tenant to repair and restore Tenant's property.

25. CONDEMNATION: If the Leased Premises shall be taken or condemned for public purpose to such extent as to render the Leased Premises untenantable, this Lease shall, at the option of either party, cease and terminate as of the date of such taking or condemnation. Either party may exercise such option to terminate by written notice to the other party within fifteen (15) days after such taking or condemnation. All proceeds from any taking or condemnation of the Leased Premises shall belong to and be paid to Landlord. Upon termination pursuant to this Section, Tenant shall immediately vacate the Leased Premises.

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

26. DAMAGES FROM CERTAIN CAUSES/FORCE MAJEURE: Whenever a period of time is herein prescribed for the taking of any action by Landlord, Landlord shall not be liable to Tenant for any delay or for any loss or damage to any property or person occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition, or order of government body or authority, or neglect of Tenant or any of Tenant's employees or agents, or any other cause whatsoever beyond the control of Landlord, or for any damage or inconvenience which may arise through repair or alteration of, or failure to repair, any part of the Complex or Leased Premises necessitated by such causes. Tenant, to the fullest extent permitted under applicable law, hereby waives any claim or cause of action which may now exist or hereafter arise under any applicable deceptive trade practices law or consumer protection law or any successor statute.

27. NOTICE AND CURE: In the event of any act or omission by Landlord that would give Tenant the right to damages from Landlord or the right to termination of this Lease by reason of a constructive or actual eviction from all or part of the Leased Premises or otherwise, Tenant shall not sue for such damages or exercise any such right to terminate until it shall have given written notice of such act or omission to Landlord and to the holder(s) of the indebtedness or other obligations secured by any mortgage or deed of trust affecting the Leased Premises provided that Landlord has provided to Tenant the name and address of such holder, and a reasonable period of time for remedying such act or omission shall have elapsed following the giving of such notice, during which time Landlord and such holder(s), or either of them, their agents or employees, shall be entitled to enter upon the Leased Premises after reasonable prior notice and do therein whatever may be necessary to remedy such act or omission. During the period after the giving of such notice and during the remedying of such act or omission, the Base Rent payable by Tenant for such period as provided in this Lease shall be abated and apportioned only to the extent that any part of the Leased Premises shall be untenantable.

28. PERSONAL LIABILITY: The liability of Landlord, any agent of Landlord, or any of their respective officers, directors, shareholders, or employees to Tenant for or in respect of any default by Landlord under the terms of this Lease or in respect of any other claim or cause of action shall be limited to the interest of Landlord in the Complex, and Tenant agrees to look solely to Landlord's interest in the Complex for the recovery and satisfaction of any judgment against Landlord, any agent of Landlord, or any of their respective officers, directors, shareholders, and employees.

29. TRANSFERS BY LANDLORD: In the event of a sale, conveyance or transfer of interest by Landlord of the Complex containing the Leased Premises, or a portion of the Complex containing the Leased Premises, the same shall operate to release Landlord from any future liability upon any of the covenants or conditions, expressed or implied, herein contained in favor or Tenant, and in such event Tenant agrees to look solely to the responsibility of the successor in interest of Landlord in and to this Lease. This Lease shall not be affected by any such sale, and Tenant agrees to attorn to the purchaser or assignee.

30. ESTOPPEL CERTIFICATE: Tenant will, at any time and from time to time, within fifteen (15) days from any written request by Landlord, execute, acknowledge, and deliver to Landlord a statement in writing executed by Tenant certifying to Landlord and/or any party designated by Landlord that Tenant is in possession of the Leased Premises under the terms of this Lease, that this Lease is unmodified and in full effect (or, if there have been modifications, that this Lease is in full effect as modified, and setting forth such modifications), the dates to which the rent has been paid, that to the knowledge of Tenant no default exists hereunder or specifying each such default of which Tenant may have knowledge, and such other matters as may be reasonably requested by Landlord. Any such statement by Tenant may be relied upon by any prospective purchaser or mortgagee of the Complex. Should Tenant fail to deliver the estoppel certificate as and when required hereby, Tenant hereby irrevocably appoints Landlord as Tenant's agent and attorney-in-fact coupled with an interest to execute and deliver such estoppel certificate on Tenant's behalf.

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

31. LEASE TO BE SUBORDINATE: This Lease is subject and subordinate to all ground or underlying leases, mortgages, and restrictions which may now or hereafter affect the Building (collectively, "Mortgage"), and to all renewals and extensions thereof. Tenant agrees that in the event that any proceedings are brought for the foreclosure of any Mortgage, Tenant shall immediately and automatically attorn to the purchaser at such foreclosure sale, as the landlord under this Lease, and Tenant waives the provisions of any statute or rule of law, now or hereafter in effect, which may give or purport to give Tenant any right to terminate or otherwise adversely affect this Lease or the obligations of Tenant hereunder in the event that any such foreclosure proceeding is prosecuted or completed. Further, so long as Tenant is not in default under this Lease, this Lease shall remain in full force and effect and the holder of the Mortgage and any purchaser at foreclosure sale thereof shall not disturb Tenant's possession hereunder. Landlord shall use its best efforts to obtain and deliver to Tenant a commercial reasonable form of non-disturbance agreement from any mortgagee or ground lessor that affects the Building now or hereafter. For confirmation of such subordination, nondisturbance and attornment, Tenant shall execute a subordination, nondisturbance and attornment agreement requested by Landlord. Tenant hereby irrevocably constitutes and appoints Landlord as Tenant's agent and attorney-in-fact coupled with an interest to execute any such subordination, nondisturbance and attornment agreement should Tenant fail to do so within fifteen (15) days of request from Landlord.

32. ASSIGNMENT AND SUBLETTING: Tenant shall not voluntarily assign or encumber its interest in this Lease or in the Leased Premises, or sublease all or any part of the Leased Premises, or allow any other person or entity (except Tenant's authorized representatives) to occupy or use any part or all of the Leased Premises, nor shall any assignment or transfer of this Lease be effectuated by operation of law or otherwise (any of the foregoing being hereinafter referred to as an "Assignment") without in each such case obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld. The consent by Landlord to any Assignment shall not be construed as a waiver or release of Tenant from the terms of any covenant or obligation under this Lease, nor shall the collection or acceptance of Rent from any transferee under an Assignment constitute an acceptance of the Assignment or a waiver or release of Tenant or any transferee of any covenant or obligation contained in this Lease, nor shall any Assignment be construed to relieve Tenant from the requirement of obtaining the consent in writing of Landlord to any further Assignment. If at any time during the Term of this Lease, Tenant (and/or the guarantor, if any) is:

         (a) A corporation or a trust (whether or not having shares of beneficial interest) and there shall occur any change in the identity of any of the persons then having power to participate in the election or appointment of the directors, trustees, or other persons exercising like functions and managing the affairs of Tenant, or

         (b) A partnership, limited liability company or association or otherwise not a natural person (and is not a corporation or a trust) and there shall occur any change in the identity of any of the persons who then are members of such partnership or association or who comprise Tenant. Such change shall be deemed to be an Assignment. This Section 33 shall not apply if Tenant (and/or guarantor, if any) named herein is a corporation and the outstanding voting stock thereof is listed on a recognized national securities exchange.

Not withstanding anything to the contrary, no consent shall be required and Tenant may freely assign this Lease or sublet the Leased Premises to any party resulting from a merger or consolidation with Tenant or any of its divisions, subsidiaries or affiliates or to any party that purchases substantially all of Tenant's assets and assumes substantially all of Tenant's liabilities, or to an affiliate or subsidiary Tenant.

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

33. RIGHT OF LANDLORD TO PERFORM: All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement or rent. If the Tenant shall fail to pay any sum of money other than rent required to be paid by it hereunder, or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for twenty (20) days after written notice thereof by Landlord, the Landlord may, but shall not be obligated so to do and without waiving or releasing the Tenant from any obligations of the Tenant, make any such payment or perform any such other act on Tenant's part to be made or performed as in the agreement provided. All sums so paid by Landlord and all necessary incidental costs, together with interest thereon at the rate of 23% per annum, or the maximum interest allowed by state law, from the date of such payment by the Landlord, shall be payable to the Landlord on demand and Tenant covenants to pay any such sums and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the nonpayment thereof by the Tenant as in the payment of Rent.

34. LANDLORD'S RIGHT TO ENTER LEASED PREMISES: Landlord, or its authorized agents, may at any reasonable time, enter the Leased Premises to inspect, make repairs, improvements, and/or changes in the Leased Premises or other premises in the Building or adjacent premises as Landlord may deem proper; and there shall be no diminution of rent, or liability on the part of the Lessee by reason of inconvenience, annoyance, or injury to business. Landlord shall use reasonable efforts to minimize disruption to Tenant upon entering the Leased Premises.

35. NOTICE: Any notice, communication, request, reply or advice (collectively "Notice") provided for in this Lease must be in writing, and shall, unless otherwise expressly provided in this Lease, be given or be served by depositing the same in the United States mail, postpaid and addressed to the party to be notified, or by delivering the same in person to an officer of such party, or by consigning the same to a recognized overnight delivery service operating on a nationwide basis, addressed to the party to be notified. Notice deposited in the mail in the manner hereinabove described shall be effective, unless otherwise stated in this Lease, three (3) days after it is so deposited. Notice given in any other manner shall be effective upon delivery. A party hereto may change its address by providing fifteen (15) days written Notice to the other party delivered in compliance with this paragraph. No such Notice shall be effective until actually received by the other party and provided further that during the Lease Term any Notice to Tenant shall be deemed duly given if delivered to Tenant at the Leased Premises.

    For Notice to Landlord:                      For Notice to Tenant:
    Rock Hill Business Technology Center, L.P.   ADVA International, Inc.
    454 S. Anderson Road                         454 S. Anderson Road, Suite 214
    Rock Hill, South Carolina 29730              Rock Hill, South Carolina 29730

36. RELOCATION: Landlord reserves the right at any time prior to tender of possession of the Leased Premises to Tenant or during the term of this Lease after the Commencement Date and upon thirty (30) days' prior written notice ("Substitution Notice") to substitute space which equals or exceeds the Net Rentable Square Feet of the Leased Premises ("Substitute Space") elsewhere within the Building for the Leased Premises. Should Landlord substitute the Substitute Space, Landlord shall pay Tenant's actual, reasonable, out of pocket costs and expenses of moving to the Substitute Space as well as the cost of improving the interior aspects (i.e. paint, carpet) of the Substitute Space to the standard of the Leased Premises, if required.

37. AMERICANS WITH DISABILITIES ACT: Landlord shall have the responsibility, at its sole expense, to assure that the Leased Premises, at the time of initial occupancy by Tenant, and Building and Complex is compliant with the requirements of the Americans with Disabilities Act (the "ADA"). If the use or occupancy of the Leased Premises by Tenant causes Landlord to be required under ADA to make modifications or alterations to the Leased Premises or any of the other areas of the Building or its entrances and parking areas, Tenant shall pay, as part of its Rent due under this Lease, in the case of the Leased Premises, the entire cost of such modification or alteration and in the case of the other areas of the Building or its entrances of parking areas, its equitable share of the cost of such modification or alteration.

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

38. QUIET ENJOYMENT: Landlord covenants that, provided Tenant complies with the terms and provisions hereof, Tenant shall peaceably and quietly possess and enjoy the Leased Premises as against all persons claiming any right, title, or interest in and to said Leased Premises so long as Tenant shall faithfully perform the covenants, obligations, agreements, and conditions of this Lease.

39. ENTIRETY AND AMENDMENTS: This Lease and all Exhibits and attachments hereto and the Collateral Agreements embody the entire contract between the parties hereto, relative to the subject matter hereof. Expect as otherwise herein and in the Exhibits attached hereto and the Collateral Agreements provided, no variations, modifications, changes, or amendments hereof shall be binding upon any party hereto unless in writing, executed by a duly authorized officer or agent of the particular party.

40. SEVERABILITY: If any term or provision of this Lease shall be invalid or unenforceable to any extent, the remainder of this Lease shall not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

41. SUCCESSORS AND ASSIGNS: All covenants and obligations contained within this Lease shall bind and inure to the benefit of Landlord, its successors and assigns, and shall be binding upon Tenant, its permitted successors and assign.

42. GOVERNING LAW: This Lease and the rights and obligations of the parties hereto shall be interpreted, construed, and enforced in accordance with the laws of the State of South Carolina.

43. TIME OF ESSENCE: Time is of the essence of this Lease and each and every provision of this Lease.

44. BEST EFFORTS: Whenever in this Lease, there is imposed upon Landlord the obligation to use Landlord's best efforts or reasonable efforts or diligence, Landlord will be required to exert such efforts or diligence only to the extent the same are economically feasible and will not impose upon Landlord extraordinary financial or other burdens.

45. NO RESERVATION: Submission by Landlord of this instrument to Tenant for examination or signature does not constitute a reservation of or option for lease. This Lease will be as effective as a lease or otherwise only upon execution and delivery by both Landlord and Tenant.

46. CONSENT: Whenever Landlord's consent is required under this Lease, such consent may be withheld by Landlord in its sole and absolute discretion unless otherwise specified herein.

47. LEGAL AUTHORITY: Each individual executing or attesting this Lease on behalf of Tenant covenants, warrants, and represents that he/she is duly authorized to execute or attest and deliver this Lease on behalf of Tenant.

48. WAIVER OF JURY TRIAL: Landlord and Tenant hereby knowingly, voluntarily and intentionally waive the right to a trial by jury in respect to any litigation based hereon, arising out of, under or in connection with this Lease or any documents contemplated to be executed in connection herewith or any course of conduct, course of dealings, oral or written statements, or actions of either party arising out of or related in any manner with the premises, including without limitation, any action to rescind or cancel this Lease or any claims or defenses asserting that this Lease was fraudulently induced or is otherwise void or voidable.

49. GROSS LEASE: This Lease is intended to be a "Gross Lease" (as oppose to a "net lease") and as such all operating expenses, common area maintenance charges, utility charges, real estate taxes, and insurance expenses are included as part of Tenant's Base Rent and not separately passed through to Tenant, except as otherwise provided herein.

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

50. TENANT'S LEASEHOLD IMPROVEMENTS: Landlord and Tenant, at Landlord's expense, shall finish the Leased Premises as set forth in Exhibit C, (collectively referred to herein as the "Leasehold Improvements"). Landlord is under no obligation to make any structural or other alterations, decoration, additions or improvements in or to the Leased Premises except as expressly set forth in Exhibit C.

Any leasehold improvements (as contemplated in paragraph 12 of this Leasing Agreement) that may be undertaken by Tenant shall conform to all building codes and Building Standards.

51, ABANDONMENT: Tenant shall not vacate or abandon the Leased Premises at any time during the term, and if Tenant shall abandon, vacate, or surrender said Leased Premises, or be dispossessed by process of law, or otherwise, any personal property belonging to Tenant and left on the Leased Premises, shall be deemed to be abandon, at the option of the Landlord, except such property as may be mortgaged to Landlord. Abandonment of the Leased Premises is herein defined as non-occupancy of twenty (20) consecutive days.

52. EXHIBITS, RIDERS AND ADDENDA: The Data Sheet and Exhibits A, B, C, and any other exhibits, riders and addenda attached hereto are incorporated herein by reference and made a part of this Lease for all purposes.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease the day and year first above written.

IN THE PRESENCE OF:                    LANDLORD:
                                       ROCK HILL BUSINESS
Witness:                               TECHNOLOGY CENTER, L.P.

                                       By:   [illegible]
----------------------------              ---------------------------------
Print Name:                            Its:   [illegible]
           -----------------               --------------------------------

                                       TENANT:
                                       ADVA International, Inc.
Witness:

                                       By:   /s/A. E. Mohr
-----------------------------             ---------------------------------
Print Name:                            Its: Chief Executive Officer
           ------------------               -------------------------------


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


                                   EXHIBIT "A"

                                 LEASED PREMISES

                                   EXHIBIT "B"

                              RULES AND REGULATIONS


         1. Landlord retains the right to approve the weight, size, and location of safes and other heavy equipment and articles in and about the Leased Premises and the Complex and to require all such items and furniture and similar items to be moved into and out of the Complex and the Leased Premises only at such times and in such manner as Landlord shall direct in writing. Movements of Tenant's property into or out of the Complex and within the Complex are entirely at the risk and responsibility of Tenant and Landlord reserves the right to require permits before allowing any such property to be moved in or out of the Complex.

         2. Landlord may display a "For Lease" sign or other like signage in on or about the Complex at any time and within the Leased Premises six (6) months prior to the Termination Date of this Lease. All signage to be placed within the Leased Premises shall be placed upon the Leased Premises as Landlord shall require.

         3. Tenant, its officers, employees, agents, licensees, or invitees, or otherwise shall not consume any alcoholic beverages in the Leased Premises, the Building or the Complex.

         4. Tenant shall not display, install, inscribe, paint, or affix any sign, picture, advertisement, or notice inside or outside the Leased Premises of the Building except as approved in writing by Landlord and upon the Termination Date, Tenant shall remove all such signs, pictures, advertisement, and notices.

         5. Tenant shall not place or permit any radio antenna, loudspeakers, sound amplifiers, or similar devices on the roof or outside of the Building without Landlord's advance written consent thereto.

         6. The sidewalks, entrances, passages, elevators, vestibules, stairways, corridors, and halls must not be obstructed or encumbered or used for any purpose other than ingress and egress to and from the Leased Premises.

         7. Supplies, good, materials, packages, furniture, and all such items of every kind are to be delivered at the entrance point provided therefor, through service elevators or dumbwaiters to the Tenant, or in such manner as the Landlord may provide and the Landlord is not responsible for the loss or the damage of any such property notwithstanding such loss or damage which may occur through the carelessness or negligence of the employees of the Building.

         8. Tenant shall, upon termination of the Lease, or of Tenant's possession, surrender all keys of the Leased Premises to Landlord at the place then fixed for the payment of rent and shall make known to Landlord the codes and combinations of all locks of safes, cabinets, and vaults in the Leased Premises.

         9. Tenant will not, at anytime, use or permit the use of any portion of the Leased Premises as a living quarters, sleeping rooms, or for similar uses.

         10. No dogs, cats, reptiles, birds and other animals are allowed inside the Building except animals which are identified as providing assistance or guidance to physically challenged individuals.

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         11. Tenant will not, at any time, allow the use or carrying of firearms or concealed weapons on the Complex. All visitors, guests and employees will be informed by Tenant of Landlord's prohibition of concealed weapons and firearms.

         12. Tenant shall coordinate any move with the Business and Technology Center staff. Moves will take place before or after normal business hours (8 am
- 5 pm), with either Business Technology Center maintenance or security present.

         13. This is a smoke free building. Smoking is not allowed in any area of the Building including the front entrance.

         Landlord shall not be liable to Tenant for violations of any of said rules and regulations or the breach of a covenant or condition in any lease by any other Tenant in the Building.

         No act or thing done or omitted to be done by Landlord or Landlord's agents during the Lease Term which is necessary to enforce these rules and regulations shall constitute an eviction by Landlord, nor shall it be deemed an acceptance of surrender of said Leased Premises, and no agreement to accept such surrender shall be valid unless in writing signed by Landlord. No employee of Landlord or Landlord's agents shall have any power to accept the keys of said Leased Premises prior to the Termination Date. The delivery of keys to any employee of Landlord or Landlord's agents shall not operate as a termination of the Lease or a surrender of the Leased Premises.

         These rules and regulations shall be binding upon heirs, successors, representatives, and assigns of the Tenants.





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


                                   EXHIBIT "C"

                      LEASEHOLD IMPROVEMENT WORK AGREEMENT
                    ATTACHED TO AND MADE A PART OF THIS LEASE


Suite 214 to be leased in "as is" condition and configuration, except for the following:

     1)  All walls and woodwork to be repaired and painted.
     2)  New "building standard" carpet to be installed.
     3)  New carpet baseboard to be installed.
     4)  Windows to be cleaned.
     5)  Ceiling tiles to be replaced as necessary.
     6)  Switch and electrical outlet plates to be replaced as necessary.
     7)  Window shade blinds to be repaired and cleaned.
     8)  Window film to be repaired or replaced.
     9)  Blinds for conference room and adjacent office to be installed.






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                    ROCK HILL BUSINESS TECHNOLOGY CENTER, LP

                           SECURITY DEPOSIT AGREEMENT

         This agreement made this 23rd day of May 2001, by and between ROCK HILL BUSINESS TECHNOLOGY CENTER, L.P., "Landlord", and ADVA International, Inc., "Tenant";

WITNESSETH THAT:

         Tenant has deposited with Landlord, the sum of $2,979.28 as security for the full and faithful performance of every provision of the Lease dated the 23rd day of May 2001, ("Lease"). If Tenant defaults with respect to any of the provisions of the Lease including but not limited to the provisions relating to the payment of rent, Landlord may use, apply or retain all or any part of this security deposit for the payment of any rent or any other sum in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant" default. If any portion of said deposit is so used or applied, Tenant shall within fifteen (15) days after written demand therefore deposit with Landlord an amount sufficient to restore the security deposit to its original amount Tenant's failure to do so shall be a material breach of the Lease. Should Base Rent under the Lease increase for any reason the undersigned Tenant shall deposit with Landlord a sum sufficient that the Security Deposit equals two month's Base Rent. If the Tenant shall fully and faithfully perform every provision of the Lease to be performed by it as and when required by the Lease, the security deposit or any balance thereof shall be returned to Tenant at the expiration of the Lease and upon Tenant's vacation of Leased Premises as defined in the Lease.

         Tenant agrees and understands that the security deposit placed with Landlord for the purpose of reserving a rental unit belongs to the Tenant, and as owner of the funds, and any interest earned shall accrue to Tenant's benefit. However, it is agreed that all interest income from this deposit until the termination date of the Lease and extensions of the Lease or any amendments of the Lease, or in the event of forfeiture of deposit, shall accrue to Landlord.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Agreement the day and year first above written.

IN THE PRESENCE OF:                 LANDLORD:

                                    ROCK HILL BUSINESS TECHNOLOGY CENTER, L. P.


                                    By:      [illegible]
--------------------------------       ---------------------------------------

IN THE PRESENCE OF:                            TENANT:

                                    ADVA International, Inc.

                                    By:   /s/A.E. Mohr
--------------------------------       ---------------------------------------


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